Income Taxes Level 4 (Details) - Reconciliation of Differences Between Income Taxes For Continuing Operations and Provisions for Income Taxes (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes Reconciliation between Continuing Operations and Provisions for Income Taxes [Line Items]
Income tax (benefit) expense computed at federal statutory tax rate	$ (21)	$ 36	$ 85
State tax provision, net of federal benefits	0	1	0
Foreign tax rate differential	8	(4)	23
Foreign source (loss) income subject to U.S. taxation	(6)	(15)	25
Losses and other (income) expenses not deductible for tax	(14)	(6)	(69)
(Decrease) increase in the taxes due to changes in valuation allowance	(302)	(7)	(55)
Additional (benefit) tax on foreign unrepatriated earnings	(30)	(2)	1
Additional expense for uncertain tax positions	0	0	25
Changes in enacted tax rates	0	0	(1)
Adjustments of prior year estimates and other	0	0	1
Income tax (benefit) expense	$ (365)	$ 3	$ 35